UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2012

INTERNATIONAL BANCSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Texas	000-09439	74-2157138
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 San Bernardo, Laredo, Texas	78040-1359
(Address of principal executive offices)	(ZIP Code)

(Registrant’s telephone number, including area code)  (956) 722-7611

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below);

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 250.13e-4 (c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 21, 2012, International Bancshares Corporation (the “Company”) held its 2012 Annual Meeting of Shareholders (the “Annual Meeting”) to vote on the following proposals:

(1)         To elect eleven (11) directors of the Company to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified;

(2)         To ratify the appointment of McGladrey & Pullen, LLP as independent auditors for the fiscal year ending December 31, 2012;

(3)         To consider and approve a non-binding advisory resolution to approve the compensation of the Company’s named executives as described in the Compensation, Discussion and Analysis and the tabular disclosure regarding named executive officer compensation in the Company’s Proxy Statement;

(4)         To consider and vote on a proposal to approve the 2012 International Bancshares Corporation Stock Option Plan adopted by the Board of Directors on April 5, 2012; and

(5)         To consider and vote on a shareholder proposal regarding the implementation of a majority vote standard in uncontested director elections.

The following table lists the final voting results for the Annual Meeting:

					Broker
	For	Against	Withheld	Abstentions	Non-Votes
Election of Directors

Irving Greenblum	47,469,915		1,046,632		11,666,286
R. David Guerra	34,478,848		14,037,699		11,666,286
Daniel B. Hastings, Jr.	47,739,737		776,810		11,666,286
Douglas B. Howland	47,862,228		654,319		11,666,286
Imelda Navarro	33,006,688		15,509,859		11,666,286
Sioma Neiman	26,738,477		21,778,070		11,666,286
Peggy J. Newman	47,671,736		844,811		11,666,286
Dennis E. Nixon	34,938,141		13,578,406		11,666,286
Larry A. Norton	47,862,147		654,400		11,666,286
Leonardo Salinas	45,038,261		3,478,286		11,666,286
Antonio R. Sanchez, Jr.	33,971,844		14,544,703		11,666,286

Ratification of McGladrey & Pullen, LLP	58,221,570	476,761		1,484,502

Non-binding Advisory Resolution on Compensation	47,476,564	435,270		604,713	11,666,286

Approval of the 2012 International Bancshares Corporation Stock Option Plan	37,759,222	10,714,040		43,285	11,666,286

Approval of Shareholder Proposal	43,617,352	4,889,819		9,376	11,666,286

Based on the foregoing results, each director nominee was elected by a plurality vote, which is the voting standard required by the Company’s Articles of Incorporation.  In addition, each of the other proposals was approved by a majority vote.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL BANCSHARES CORPORATION (Registrant)

By:	/s/ Dennis E. Nixon
Dennis E. Nixon, President and Chairman of the Board

Date:  May 23, 2012